Exhibit 99.1

Monthly Distribution Statement

March 2021

Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Table of Contents

SECTION I	04
Monthly Certificate Distribution Detail	05
Monthly Cash Source and Uses	06
Monthly Cash Distributions	07
Property Sales This Month	08
Retail Portfolio as of Determination Date	09 – 10
Distribution Center Portfolio as of Determination Date	11
Landlord and Tenant Option Properties as of Determination Date	12
Substitution Properties This Month	13
Monthly Leasing Activity: Distribution Centers	14
Monthly Leasing Activity: Retail Properties	15
Summary Select Financial Information	16
SECTION II – Provided Quarterly	17
Master Lease Retail Tenant Operating Performance for Retail Portfolio as of Determination Date	18 - 19
Master Lease Guarantor Operating Performance	20
Retail Master Lease Subtenants	21
SECTION III	22
Management’s Comments	23
Definitions	24
Disclaimer	25

Trustee	Manager
GLAS Trust Company, LLC 3 Second Street, Suite 206 Jersey City, NJ 07311 Contact: Yana Kislenko Phone: 201-839-2183 Email: yana.kislenko@glas.agency	Hilco JCP, LLC 5 Revere Drive, Suite 410 Northbrook, IL Contact: Larry Finger Phone: 703-244-4588 Email: lfinger@ctltrust.net

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Forward-Looking Statements & Non-GAAP Presentation

This distribution statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on our beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements.

Certain of the financial measures presented in this distribution statement are non-GAAP financial measures, other metrics and other information. We believe that non-GAAP financial measures, other metrics and other information provide useful information to investors regarding our financial condition, result of operations and other matters. The non-GAAP financial measures, other metrics and information as presented in this distribution statement may be adjusted in management’s reasonable judgment as appropriate, taking into account a variety of circumstances, facts and conditions. These adjustments may be material and may or may not be specifically identified in footnotes or otherwise. Our measures, metrics and other information (and the methodologies used to derive them) may not be comparable to those used by other companies.

Please refer to Section III of this distribution statement, titled “Disclaimer”, for additional information.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
SECTION I

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Monthly Certificate Distribution Detail

CUSIP	Aggregate Certificates Outstanding	Aggregate Net Sales Proceeds Distribution	Aggregate Net Rental Income Distribution	Aggregate Total Distribution
217519107	75,000,000	$-	$6,900,130.88	$6,900,130.88

Per Certificate
CUSIP	Aggregate Certificates Outstanding	Aggregate Net Sales Proceeds Distribution	Aggregate Net Rental Income Distribution	Aggregate Total Distribution
217519107	75,000,000	$-	$0.092002	$0.092002

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Monthly Cash Sources and Uses

Sources of Cash from Operations		Uses of Cash from Operations

Distribution Center Master Lease Rent	$2,948,333.34	Accounting and Financial Reporting	$103,223.33
Retail Master Lease Rent	5,051,141.04	Investor Relations	15,667.54
Total Rent	$7,999,474.38	Legal	131,442.63
		Insurance	-
		Management Fees -Operations and Other Professional Fees	750,410.00
		BOV’s and Other	8,400.00
Other	$-	Total Operating Expenses	$1,009,143.50

Total Other	$-	Formation, Closing & Related Costs	$90,200.00

Total Sources of Cash	$7,999,474.38	Total Uses of Cash	$1,099,343.50

Net Cash Available for Distribution

Total Sources of Cash	$7,999,474.38
Total Operating Expenses	(1,009,143.50)
Net Cash Provided by Operations	$6,990,330.88

Formation, Closing & Related Costs	(90,200.00)

Net Cash Available for Distribution	$6,900,130.88

Sources of Cash from Sales / Capital Activity		Uses of Cash from Sales / Capital Activity

Distribution Center Gross Sales Proceeds	$-	Management Fees -Sales	$-
Retail Master Lease Gross Sales Proceeds	-	Third Party Expenses: Distribution Center Sales	-
Total Gross Sales Proceeds	$-	Third Party Expenses: Retail Sales	-
		Other	-
		Total Expenses of Sales	$-
Other Financing / Capital Activity	$-
Other	-
Total Other	$-	Cash Provided (Used) Sales / Capital Activity	$-

Total Sources of Cash	$-	Total Uses of Cash	$-

*	Management Fees: Operations: Primarily Hilco’s Asset Mgmt Fees
**	Accounting, Financial Reporting & Tax: Includes all third party professional fees
***	Trustee & Other: BOV and Investment Banker Fees, if applicable

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Monthly Cash Distributions

Distribution Date	Net Rental Income Distribution	Sales and Capital Activity Distribution	Total Distributions

10-Mar-21	$1,565,979.82	$-	$1,565,979.82
12-Apr-21	6,900,130.88	-	6,900,130.88
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
	-	-	-
Trailing 12 mos.	$8,466,110.70	$-	$8,466,110.70

Inception to Date	$8,466,110.70	$-	$8,466,110.70

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Property Sales This Month
(No Property Sales March 2021)

Sale Date / Period	Type	Property ID	Square Feet	Rent for Lease Year at Closing Date *	Gross Cost Basis **	Gross Sales Price	Net Sales Price	Net Sales Price Per Square Foot	Implied Cap. Rate / Rent Yield at Closing ***	Selling Costs as Percentage of Gross Sales Price	Selling Broker
Retail or DC
Distribution Centers	DC		-	$-	$-	$-	$-	-	-	-
Retail Properties	Retail		-	-	-	-	-	-	-	-
Distribution Period Average:			-	$-	$-	$-	$-		-	-

Distribution Centers	DC		-	$-	$-	$-	$-	-	-	-
Retail Properties	Retail		-	-	-	-	-	-	-	-
Previous Distribution Periods Average:			-	$-	$-	$-	$-	-	-	-

Distribution Centers	DC		-	$-	$-	$-	$-	-	-	-
Retail Properties	Retail		-	-	-	-	-	-	-	-
Cumulative Distribution to Date Average:			-	$-	$-	$-	$-	-	-	-	-

*	Monthly Rent due for Sale Period X 12, excluding rental abatement.
**	Costs Basis before Depreciation and Amortization
***	Gross Sales Price divided by the Annual Rent as defined above.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Retail Portfolio as of Determination Date

By Current Lease Year Rent Per Square Foot Tier:				By Property Ownership Type:
Tier	Properties	Square Feet	Current Lease Year Rent *	Ownership Type	Properties	Square Feet	Current Lease Year Rent *
Tier 1 -$9.00	33	4,091,827	$36,826,443.00	Fee	137	18,325,835	$102,505,995.00
Tier 2 -$6.00	84	11,135,640	66,813,840.00	Ground Lease	23	3,386,112	18,721,387.00
Tier 3 -$3.50	20	3,078,756	10,775,651.00
Tier 4 -$2.00	23	3,405,724	6,811,448.00
Total:	160	21,711,947	$121,227,382.00	Total:	160	21,711,947	$121,227,382.00

By Current Lease Year Rent Per Property:				By Property Type:
Tier	Properties	Square Feet	Current Lease Year Rent *	Property Type	Properties	Square Feet	Current Lease Year Rent *
>=$950,000	39	6,738,486	$47,925,600.00	Shopping Center	37	3,737,762	$23,657,840.00
>=$700,000 & < $950,000	43	5,721,653	36,838,324.00	Freestanding	4	372,240	2,533,116.00
>=$500,000 & < $700,000	40	4,452,546	23,515,430.00	Mall	119	17,601,765	95,036,426.00
<=$500,000	38	4,799,262	12,948,028.00
Total:	160	21,711,947	$121,227,382.00	Total:	160	21,711,767	$121,227,382.00

*	Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Retail Portfolio as of Determination Date (Cont’d)

By Geography:
State	Properties	Square Feet	Current Lease Year Rent *	State	Properties	Square Feet	Current Lease Year Rent *
AR	2	186,745	$1,120,470	MO	2	229,828	1,378,968
AZ	5	651,164	3,848,169	MS	1	99,396	894,564
CA	28	4,433,580	24,302,384	NC	1	104,198	208,396
CO	4	513,068	1,679,420	NH	2	230,842	1,122,962
CT	3	464,682	929,364	NJ	5	882,946	3,510,571
DE	1	159,878	959,268	NM	2	265,910	2,014,848
FL	9	1,292,316	9,874,971	NV	3	437,937	3,941,433
GA	2	204,634	1,143,372	NY	4	673,802	2,830,244
IA	1	85,278	298,473	OH	5	645,447	3,504,477
ID	1	151,985	1,367,865	OK	3	332,223	1,494,714
IL	5	845,224	4,414,248	OR	1	157,928	947,568
IN	1	99,317	893,853	PA	4	555,087	2,984,042
KS	2	316,856	1,471,852	PR	2	185,946	1,115,676
KY	2	251,289	1,821,111	TN	3	347,331	1,241,828
LA	2	229,181	1,749,054	TX	30	3,269,745	21,297,084
MA	1	141,692	495,922	UT	1	99,411	347,939
MD	4	559,312	2,424,176	VA	5	736,563	3,330,898
MI	6	863,012	3,699,718	WA	4	666,272	4,515,948
MN	2	255,941	1,535,646	WI	1	85,981	515,886
				Total:	160	21,711,947	$121,227,382

*	Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Distribution Center Portfolio as of Determination Date

Property ID		9005	9130	9132	9316	9435	9486
Location		Statesville, NC	Columbus, OH	Lenexa, KS	Reno, NV	Haslet, TX	Forest Park, GA
Square Feet	New JCP	595,209	2,000,000	2,308,100	1,838,800	1,133,027	2,233,475
	Other Tenants	0	0	0	0	0	0
	Vacant	0	0	0	0	0	0
	Total	595,209	2,000,000	2,308,100	1,838,800	1,133,027	2,233,475
Current Lease Year Rent *	New JCP	$1,785,627.00	$6,500,000.00	$6,294,058.75	$8,734,300.00	$4,248,851.25	$7,817,162.50
	Other Tenants	0	0	0	0	0	0
	Total	$1,785,627.00	$6,500,000.00	$6,294,058.75	$8,734,300.00	$4,248,851.25	$7,817,162.50
Current Lease Year Rent -PSF **	New JCP	$3.00	$3.25	$2.73	$4.75	$3.75	$3.50
	Other Tenants	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	Total	$3.00	$3.25	$2.73	$4.75	$3.75	$3.50

*	Current Lease Year Rent = Monthly Rent X 12.
**	Current Lease Year Rent PSF = (Monthly Rent X 12) / Square Feet.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Landlord and Tenant Option Properties as of Determination Date

Property ID	Option Type	Property Name	Location	Square Feet	Current Lease Year Rent *	Option Notice (Y/N)
246	Landlord	SouthBay Pavilion at Carson	20700 Avalon Boulevard, Carson, CA	200,697	$1,204,182.00	N
389	Landlord	Stoneridge S/C	1500 Stoneridge Mall Road, Pleasanton, CA	155,919	311,838.00	N
1229	Landlord	The Oaks	280 Hillcrest Drive W, Thousand Oaks, CA	144,959	289,918.00	N
1572	Landlord	Westfield Culver City	6000 S Hannum Avenue, Culver City, CA	203,832	1,222,992.00	N
1959	Landlord	The Shops at Tanforan	1122 El Camino Real, San Bruno, CA	223,232	446,464.00	N
1417	Landlord	Westfield Santa Anita	400 S Baldwin Avenue, Arcadia, CA	204,563	715,971.00	N
1950	Landlord	Fashion Valley	6987 Friars Road, San Diego, CA	268,859	941,007.00	N
2649	Landlord	Westminster Mall	400 Westminster Mall, Westminster, CA	152,567	533,985.00	N
2757	Landlord	Park Meadows	8417 S Park Meadows Center Drive, Loan Tree CO	151,293	302,586.00	N
2256	Landlord	Danbury Fair	7 Backus Avenue, Danbury, CT	136,375	272,750.00	N
2102	Landlord	Westfield Annapolis	1695 Annapolis Mall, Annapolis, MD	126,732	760,392.00	N
1623	Landlord	Twelve Oaks Mall	27150 Novi Road, Novi, MI	155,807	545,325.00	N
2247	Landlord	Pheasant Lane Mall	310 Daniel Webster Highway, Suite 103, Nashua, NH	104,836	366,926.00	N
2297	Landlord	Newport Centre	10 Mall Drive W, Jersey City, NJ	185,330	648,655.00	N
2477	Landlord	Freehold Raceway Mall	3710 Highway 9, Freehold, NJ	149,608	299,216.00	N
2814	Landlord	Queens Center	92-59 59th Avenue. Elmhurst, NY	204,340	1,226,040.00	N
197	Landlord	Gateway Shopping Center I & II	360 Gateway Drive, Brooklyn, NY	123,942	247,884.00	N
2040	Landlord	Barton Creek Square	2901 S Capitol of Texas Highway, Austin, TX	144,129	864,774.00	N
2763	Landlord	The Woodlands Mall	1201 Lake Woodlands Drive, Suite 500, Woodlands, TX	146,000	511,000.00	N
2795	Landlord	Stonebriar Centre	2607 Preston Road, Frisco, TX	163,800	982,800.00	N
2881	Landlord	Memorial City S/C	300 Memorial City Way, Houston, TX	140,486	842,916.00	N
192	Landlord	Fair Oaks Mall	11801 Fair Oaks Mall, Fairfax, VA	193,422	386,844.00	N
1462	Landlord	Springfield Town Center	6699 Springfield Mall, Springfield, VA	205,772	1,234,632.00	N
2865	Tenant	Tamarack Village	8348 Tamarack Village, Woodbury, MN	81,973	491,838.00	N
2801	Tenant	Polaris Fashion Place	1450 Polaris Parkway, Columbus, OH	146,990	881,940.00	N
2921	Tenant	Robertson’s Creek	5751 Long Prairie Road, Flowe Mound, TX	103,689	362,912.00	N
2934	Tenant	University Oaks S/C	151 University Oaks, Round Rock, TX	103,525	621,150.00	N
2982	Tenant	Village at Fairview	301 Stacy Road, Fairview, TX	117,641	705,846.00	N
2749	Tenant	Dulles Town Centre	21030 Dulles Town Circle, Sterling, VA	125,917	440,710.00	N
Total:				4,566,235	$18,663,493

*	Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Substitution Properties as of Determination Date
(No Substitution Properties March 2021)

Property ID	Property Name	Property Location	Substitution Type (Outgoing / Incoming)	Square Feet	Current Lease Year Rent *	Notice Date	Exercise Date
				0	$-
Total:

*	Current Lease Year Rent = Monthly Rent X 12.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Monthly Leasing Activity Distribution Centers
(No Leasing Activity March 2021)

Property ID	Lease Start Date	Tenant Name	Square Feet	Current Lease Year Rent -PSF *	Current Lease Year Rent **	Real Estate Operating Expenses	Initial Term (Months)	Extension Options (Years)	Tenant Business Description	Manager Commentary
			0	-	$-
Total:			0	-	$-

*	Current Lease Year Rent PSF = (Monthly Rent X 12) / Square Feet, excluding rental abatement.
**	Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Monthly Leasing Activity Retail Properties
(No Leasing Activity March 2021)

Property ID	Lease Start Date	Tenant Name	Square Feet	Current Lease Year Rent -PSF *	Current Lease Year Rent **	Real Estate Operating Expenses	Initial Term (Months)	Extension Options (Years)	Tenant Business Description	Manager Commentary
			0	-	$-
Total:			0	-	$-

*	Current Lease Year Rent PSF = (Monthly Rent X 12) / Square Feet, excluding rental abatement.
**	Current Lease Year Rent = Monthly Rent X 12, excluding rental abatement.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Financial Information

For copies of our most recent financial statements, including management’s discussion and analysis of financial condition and results of operations, sales and capital activity, you can access our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act at www.ctltrust.net as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

The SEC file number is 000-56236.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
SECTION II

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Master Lease Retail Tenant Operating Performance for Retail Portfolio as of Determination Date

Fiscal Quarter Ended January 30, 2021 (A)
Property Ownership	# of Properties	Square Feet	Tenant’s Sales per Square Foot	Tenant’s Four-Wall EBITDAR(A)	Rent	Tenant’s Four Wall EBITDA	Tenant’s Four-Wall EBITDAR(A) / Rent
Fee	137	18,325,835	$13				2.0
Ground Lease	23	3,386,112	$15				2.0
Total	160	21,711,947	$13	$50,375,875	$25,349,393	$25,026,482	2.0

Fiscal Quarter Ended January 30, 2021 (A)
Rent Tier(B)	# of Properties	Square Feet
1 > $ 1.5	40	5,141,927
2 > $ 1.1	40	5,608,360
3 > $ 0.9	40	4,992,822
4 < $ 0.9	40	5,968,838
Total	160	21,711,947

(A)	Limited to fiscal December and January
(B)	Rent tier determined based on book Occupancy Expense per square foot
Rent : includes book Rent, Ground Lease, Contingent Rent, CAM & accrued Real Estate Taxes
EBITDA : Tenant’s Unallocated Store Contribution Profit, uses book rent
EBITDAR : excludes Occupancy included in calculation of EBITDA

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Master Lease Retail Tenant Operating Performance for Retail Portfolio as of Determination Date

Fiscal Quarter Ended January 30, 2021 (A)
Tenant’s Sales per Square Foot Tier	# of Properties	Square Feet	Tenant’s Sales per Square Foot	Tenant’s Four-Wall EBITDAR(A)	Tenant’s Four-Wall EBITDAR to Sales	Tenant’s Four Wall EBITDA	Tenant’s Four-Wall EBITDAR(A) / Rent
> $16.0	40	4,677,968	$20		22.2%		2.7
> $12.5	40	5,114,792	$14		18.8%		2.1
> $9.8	40	5,942,518	$11		15.4%		1.4
< $9.8	40	5,976,669	$8		11.5%		1.4
Total	160	21,711,947	$13	50,375,875	17.9%	25,026,482	2.0

Fiscal Quarter Ended January 30, 2021 (A)
EBITDAR / Rent Tier	# of Properties	Square Feet	Tenant’s Sales per Square Foot	Tenant’s Four-Wall EBITDAR(A)	Tenant’s Four-Wall EBITDAR to Sales	Tenant’s Four Wall EBITDA	Tenant’s Four-Wall EBITDAR(A) / Rent
> {3.0}x	28	3,122,145	$17		24.3%		4.0
> {2.0}x	46	5,756,696	$15		20.9%		2.5
< {2.0}x (B)	86	12,833,106	$11		13.6%		1.3

Total	160	21,711,947	$13	50,375,875	17.9%	25,026,482	2.0

(A)	Limited to fiscal December and January
(B)	Stratifications consolidated due to insufficient store count

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Master Lease Guarantor Operating Performance

Key Financial and Performance Metrics	Fiscal Quarter Ended January 30, 2021	Trailing 12 Months
Comparable store sales percent increase/(decrease) for Master Lease Properties (A)	-35.0%	N/A
Liquid assets covenant compliance (as defined in the Master Leases)	Yes	N/A
Tangible net worth (as defined in the Master Leases - in millions)(B)	1,851	N/A

Key Portfolio Metrics	Fiscal Quarter Ended January 30, 2021	Trailing 12 Months
End of period number of stores - fee owned and ground leased	214	N/A
End of period number of stores - space leased	481	N/A
Gross square footage of stores (in millions)	83.6	N/A

(A)	Limited to 27 days in December and 28 days in fiscal January
(B)	Per currently available, preliminary and unaudited January 30, 2021 financial Statements

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Retail Master Lease Subtenants

Fiscal Quarter Ended January 30, 2021
Subtenant Name	Subleased Property	Square Feet	Lease Commence Date	Lease Expiration Date (C)	Rent / Month	Rent Per Square Foot / Month	Percent of Total Rent (B)	Expense Provisions
Donald Bruce Drummond (Optometrist)	334	226	6/1/2017	5/31/2021	100	0.4	0.2%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Dr. Norman Ratner (Optometrist)	634	202	9/1/2016	8/31/2021	100	0.5	0.1%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Dr. Xiao Meng Lu (Optometrist)	1572	339	6/10/2016	6/30/2021	100	0.3	0.1%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Peter Degraziano (Optometrist)	1950	288	8/31/2015	8/31/2021	100	0.3	0.1%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Dr. Selena Steenbergen (Optometrist)	1959	250	3/1/2016	2/28/2022	100	0.4	0.1%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Dr. Susan Shahriari (Optometrist)	2096	154	10/1/2015	9/30/2021	100	0.6	0.2%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Dr. Brian W. Park, O.D. (Optometrist)	2467	120	10/1/2014	9/30/2021	100	0.8	0.1%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Dr. Jeff Overbey (Optometrist)	2649	178	3/25/2018	3/31/2021	100	0.6	0.2%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Dr. Laurence Rubin (Optometrist)	2677	126	9/1/2014	8/31/2021	100	0.8	0.1%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Dr. Caleb H. Poon (Optometrist)	2955	248	2/6/2015	2/28/2022	100	0.4	0.2%	JCP retains 2% of sublessee’s sales run through JCP credit card machines to cover interchange fees
Aspen Square, Inc.	2990	18,058	10/8/2008	10/7/2083	1	0.0	0.0%
Total Subtenants (A)		20,189			1,001	0.0

(A)  Excludes TBA leases consistent with Section 9.2(a) of the Master Lease Agreement
(B)  2 months of sublease income divided by book rent for same period
(C)  Subleases for Optometrist offices auto-renew for 12 months w/30-day right to terminate by either party
No DC Master Lease Subtenants

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
SECTION III

www.ctltrust.net	22 .

Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Management’s Comments

The total monthly cash distribution of $6.9 million for the monthly period ended March 31, 2021, compared to the total monthly cash distribution of $1.6 million for the monthly period ended February 28, 2021. The variance is as described below.

Sources of Cash totaled $8.0 million for the monthly period ended March 31, 2021 compared to $16.0 million for the monthly period ended February 28, 2021.  The variance is due to two months of rent having been collected in February.

Uses of Cash from Operations totaled $1.1 million for the monthly period ended March 31, 2021, compared to $14.4 million for the monthly period ended February 28, 2021. The variance is due to insurance costs totaling $5.0 million and $8.3 million of Formation, Closing and Other related costs in February.

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Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Monthly Distribution Date Statement

Definitions

(A)          “Tenant’s Sales per Square Foot” is not a measure of the Trust’s financial performance and is provided solely for investors’ informational purposes based on the information that the Trust receives from the Tenant.  This measure of operations is derived from sales information reported to the Trust by the Tenant in accordance with the retail master lease and/or distribution center master lease (each, a “Master Lease”), as applicable.  The Trust and the Manager do not have the ability to verify the calculation of this information.  The calculation of this information by the tenant may be different than how similar measures of operations might be calculated by others.  Finally, the Trust is unable to reconcile “Tenant’s Sales per Square Foot” to a comparable GAAP financial measure because no reconciliation is provided for in the applicable Master Lease.  Therefore, investors should be cautious about relying upon “Tenant’s Sales per Square Foot.”

(B)          “Tenant’s Four-Wall EBITDAR” is not a measure of the Trust’s financial performance and is provided solely for investors’ informational purposes based on the information that the Trust receives from the Tenant.  This measure of operations is calculated in accordance with the [Master Lease] and is reported to the Trust by the tenant in accordance therewith.  The Trust and the Manager do not have the ability to verify the calculation of this measure of operations.  In addition, the calculation of “Tenant’s Four-Wall EBITDAR” in accordance with the applicable Master Lease may be different than how similar measures of operating statistic might be calculated by others.  Finally, the Trust is unable to reconcile “Tenant’s Four-Wall EBITDAR” to a comparable GAAP financial measure because no reconciliation is provided for in the applicable Master Lease.  Therefore, investors should be cautious about relying upon “Tenant’s Four-Wall EBITDAR.”

www.ctltrust.net	24 .

Contact Us For additional information, please contact: Investor Relations at (310) 526-1707	Distribution Date: 04/12/2021 Record Date: 04/09/2021 Determination Date: 03/31/2021
Monthly Distribution Date Statement

Disclaimer

Forward-Looking Statements: This distribution statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. The forward-looking statements are based on our beliefs as well as on a number of assumptions concerning future events. Readers of these materials are cautioned not to put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward- looking statements, which speak only as of the date on which they are made. The most important factors that could prevent us from achieving the stated goals include, but are not limited to: (a) the severity, duration and geographical scope of the COVID-19 pandemic and the effects of the pandemic and measures intended to prevent its spread on our business, results of operations, cash flows and financial condition, including declines in rental revenues and increases in operating costs in the portfolio, deterioration in the financial conditions of the tenants and their ability to satisfy their payment obligations,  increased risk of claims, litigation and regulatory proceedings and the ability of federal, state and local governments to respond to and manage the pandemic effectively; (b) the ability and willingness of the tenants, operators, managers and other third parties to satisfy their obligations under their respective contractual arrangements, including, in some cases, their obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (c) the ability of the tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties; (d) macroeconomic conditions such as a disruption of or a lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations; (e) the nature and extent of future competition, including new construction in the markets in which the our properties are located; (f) the ability of the tenants, operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the properties; (g) the ability and willingness of the tenants to renew their leases upon expiration of the leases, the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event the we exercises our right to replace an existing tenant or manager; and (h) the other factors set forth in the our periodic filings with the Securities and Exchange Commission.

Non-GAAP Presentation: Certain of the financial measures presented in this distribution statement are non-GAAP financial measures, other metrics and other information. We believe that non-GAAP financial measures, other metrics and other information provide useful information to investors regarding our financial condition, result of operations and other matters. The non-GAAP financial measures, other metrics and information as presented in this distribution statement may be adjusted in management’s reasonable judgment as appropriate, taking into account a variety of circumstances, facts and conditions. These adjustments may be material and may or may not be specifically identified in footnotes or otherwise. Our measures, metrics and other information (and the methodologies used to derive them) may not be comparable to those used by other companies. The foregoing language applies to (and supersedes if different from) the specific definitions contained herein. Readers are cautioned to refer to our periodic filings furnished to or filed with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are prepared in accordance with GAAP. This distribution statement and the information contained herein should be reviewed in conjunction with such filings.

SEC Reporting: The information in this distribution statement should be read in conjunction with our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, our earnings press release dated March 5, 2021 and other information filed with, or furnished to, the SEC.  You can access our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act at www.ctltrust.net as soon as reasonably practicable after they are filed with, or furnished to, the SEC. You can also review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.  We routinely post important information on our website at www.ctltrust.net in the “Investors” section, including financial information. We intend to use our website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Such disclosures will be included on our website under the heading “Investors.”  Accordingly, investors should monitor such portion of our website in addition to following our press releases, public conference calls and filings with the SEC. The information on or connected to our website is not, and shall not be deemed to be, a part of, or incorporated into this distribution statement.

www.ctltrust.net	25 .